UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 28, 1998

                      AMERICAN DIGITAL COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


WYOMING                           0-28506                       13-3411167
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                   File Number)                  Identification
incorporation)                                                  Number)


745 Fifth Avenue, Suite 900, New York, New York                   10151
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(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code 905-837-9909


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Matters

On July 28, 1998, the Registrant closed its private placement offering of $350,000 of debt, warrants to purchase 350,000 shares of the Registrant's Common Stock at an exercise price of $.30 per share, and 350,000 shares of the Registrant's Common Stock. The $350,000 debt is represented by a global amended and restated promissory note, which is payable on demand and is secured by certain shares of common stock of Intek Global Corporation and Ventel Inc., owned by the Registrant. Pellinore Securities Corporation acted as placement agent in connection with the offering and received a fee equal to $30,000, plus certain warrants and stock of the Registrant together with reimbursement of its reasonable out-of-pocket expenses.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

1. Placement Agent Agreement between Registrant and Pellinore Securities Corporation, dated June 26, 1998.

4.1 Form of Warrant issued by Registrant to various investors, dated as of July 28, 1998. Incorporated by reference to Exhibit 4.1 of the Registrant's Report on Form 8-K dated May 7, 1998.

4.2 Form of stock certificate issued by Registrant to various investors, dated as of July 28, 1998. Incorporated by reference to Exhibit 4.1 of the Registrant's Report on Form 8-K dated July 14, 1993.

10.1 Amended and Restated  Global Secured Demand  Promissory  Note,  dated as of
July  28,  1998,   signed  by  Registrant  in  favor  of  Pellinore   Securities
Corporation.

10.2 Amended and Restated Pledge Agreement, dated as of July 28, 1998, between Registrant and Pellinore Securities Corporation.

10.3 Joinder Agreement, dated as of July 28, 1998, by Registrant and Pellinore Securities Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMERICAN DIGITAL COMMUNICATIONS,
                                            INC.


                                             By: /s/ Gary Hokkanen
                                                 ------------------
                                                 Name: Gary Hokkanen
                                                 Title: Chief Financial Officer



Date: September 10, 1998